                                                                    EXHIBIT 10.8

[The Company has entered into agreements substantially similar in all material respects to this agreement. A schedule of such similar agreements is attached to this exhibit.]

THE SECURITIES REPRESENTED BY THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES ACTS OF ANY STATE. THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON THE EXEMPTIONS FROM REGISTRATION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER AND SECTION 10-5-9(13) OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO EFFECTIVE REGISTRATIONS UNDER SUCH ACTS OR IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACTS.

TRANSFER OF THE SECURITIES REPRESENTED BY THIS OPTION IS RESTRICTED PURSUANT TO SECTIONS 4 AND 13 HEREOF AND, UPON EXERCISE OF THIS OPTION, BY THAT CERTAIN SHAREHOLDERS' AGREEMENT, DATED AUGUST 1, 1988 BETWEEN THE COMPANY AND THE STOCKHOLDERS LISTED ON EXHIBIT A THERETO.

                Void after 5:00 P.M., Atlanta, Georgia, Time, on
                                  May 31, 2002



                                     OPTION

                          TO PURCHASE COMMON STOCK OF

                         SATELLINK COMMUNICATIONS INC.



                              W I T N E S S E T H:

     WHEREAS, THE BRECKENRIDGE GROUP, INC., a Georgia corporation, has assisted SATELLINK COMMUNICATIONS INC., a Georgia corporation (the "Company"), in connection with its identification and acquisition of Atlanta Voice Page, Inc. and C.R., Inc. (collectively, the "Acquisitions"); and

     WHEREAS, as compensation for such assistance, the Company, pursuant to and in accordance with the approval of its Board of Directors, desires to grant to Mr. Donald W. Rochow ("Rochow"), a principal of The Breckenridge Group, Inc. an option to purchase 400 shares of the Class A Common Stock, $.01 par value per share ("Common Stock"), of the Company;

     WHEREAS, simultaneously with the granting of this option, the Company has granted to Messrs. Larry C. Williams, E. Bruce Woodward, Wilkie S. Colyer, Alan A.

McClure, D. Bailey Izard and William G. Benston, Jr. (together with the Holder, the "Breckenridge Holders") options to purchase an aggregate of 1,600 shares of the Common Stock of the Company.

     NOW, THEREFORE, in consideration of the assistance provided to the Company in connection with the Acquisitions, the Company hereby grants to Rochow or his registered assigns (and together with the owner of Option Shares acquired upon exercise of this Option, the "Holder") the right and option (the "Option") to purchase from the Company, in whole at any time or in part from time to time from and including the date hereof to and until 5:00 P.M., Atlanta, Georgia, Time, on May 31, 2002 (the "Option Period"), all or any part of a total of Four Hundred (400) shares of Class A Common Stock of the Company (the "Option Shares") at a price of Three Hundred Eleven and No/100 Dollars ($311.00) per share (the "Exercise Price"). The number of Option Shares and the Exercise Price may be adjusted from time to time as hereunder set forth.

     1.  EXERCISE OF OPTION.  Subject to the registration provisions of Section
         -------------------
9 hereof, this Option may be exercised in whole at any time or in part from time to time, on or after May 31, 1997, but not later than 5:00 P.M., Atlanta, Georgia, Time, on May 31, 2002, of if May 31, 2002 is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at the address shown in Section 11 hereof or at the office of its stock transfer agent, if any, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. If this Option should be exercised in part only, the Company, upon surrender of this Option for cancellation, shall execute and deliver a new Option evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. On the date of receipt by the Company of this Option and the Purchase Form at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Class A Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Class A Common Stock shall not then be actually delivered to the Holder.

     2.  RESERVATION OF SHARES.  The Company hereby agrees that at all times
         ----------------------
there shall be reserved for issuance and/or delivery upon exercise of this Option such number of shares of its Class A Common Stock as shall be required for issuance or delivery upon exercise of this Option.

     3.  FRACTIONAL SHARES.  No fractional shares or scrip representing
         ------------------
fractional shares shall be issued upon the exercise of this Option. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction, multiplied by the current market value of such fractional share, determined as follows:

     (a) If the Class A Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, or if the Class A Common Stock is traded in the NASDAQ National Market System, the current value shall be the last reported sale price of the Class A Common Stock on such exchange or National Market System on the last business day prior to the date of exercise of this Option or if no such sale is made on such day, the last reported sale price on the next preceding day on which a sale price was reported on such exchange or National Market System; or

     (b) If the Class A Common Stock is not so listed, admitted to unlisted trading privileges or traded, the current value shall be the mean of the last reported bid and asked prices reported on NASDAQ (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Option or if no bid or asked prices are reported on such day, the mean of the last reported bid and asked prices on the next preceding day on which bid and asked prices were reported on NASDAQ or by the National Quotation Bureau, Inc.; or

     (c) If the Class A Common Stock is not so listed, admitted to unlisted trading privileges or traded and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the board of Directors of the Company, such determination to be final and binding on the Holder.

     4.  EXCHANGE, ASSIGNMENT OR LOSS OF OPTION.    This Option may not be sold,
         ---------------------------------------
transferred, assigned or hypothecated by the Holder, in whole or in part, to any person. This Option is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Options of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Class A Common Stock purchasable hereunder. The term "Option" as used herein includes any Options issued in substitution for or replacement of this Option or into which this Option may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, of indemnification reasonably satisfactory to the Board of Directors of the Company, and upon surrender and cancellation of this Option if mutilated, the Company will execute and deliver a new Option of like tenor and date. Any such new Option executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     5.  RIGHTS OF THE HOLDER.  Except as otherwise provided herein, the Holder
         ---------------------
shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Option.

     6.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents
         ----------------------------------------------
and warrants to the Holder as follows:

     (a) ORGANIZATION AND STANDING.  The Company is a corporation duly
         --------------------------
organized, validly existing and in good standing under the laws of the State of Georgia and has full corporate power and authority to carry on its business as and where it is now being conducted.

     (b) AUTHORITY.  The Company has full legal power and authority to execute
         ----------
and deliver this Option, to perform all of the Company's obligations hereunder and to consummate the transactions contemplated hereby, and no consent or approval of any person or governmental authority is required therefor that has not been obtained as of the date hereof. This Option and the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, and this Option constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors which affect the validity and enforcement of creditors' rights and subject to equitable principles limiting the enforceability of rights to obtain specific performance and similar equitable relief.

     (c) NO VIOLATION.  Neither the execution and delivery of this Option nor
         -------------
the consummation by the Company of the transactions contemplated hereby will (i) result in the breach of any of the terms or conditions of, or constitute a default (or an event which with the giving of notice or the passage of time or both would constitute a default) under or cause the termination of any agreement, mortgage, license, permit or other instrument or obligation to which the Company is a party or by which the Company, the Option Shares or the Company's properties or assets are bound or subject and which would have a material adverse effect on the Company, its operations or the transactions contemplated hereby, (ii) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority applicable to the Company or the Option Shares, (iii) result in or require the creation of any lien, security interest, charge or other encumbrance upon or with respect to such Option Shares or (iv) result in a violation of the Company's certificate of incorporation or bylaws.

     (d) REPRESENTATIONS AND WARRANTIES TRUE AS OF DATE AND EXERCISE OF OPTION.
         ----------------------------------------------------------------------
The representations and warranties made pursuant to this Section 6 are true and correct as of the date hereof. In addition, the representations and warranties made pursuant to Section 6(c) contained herein will be true and correct on and as of the date of exercise of this Option, with the same force and effect as though such representations and warranties had been made on or as of each such date of exercise of this Option. All representations and warranties shall survive the granting and each exercise of this Option.

     7.  INVESTMENT REPRESENTATION.  The Holder represents and warrants to the
         --------------------------
Company that it is acquiring this Option and any Option Shares for investment for its own account and not with a view to participating directly or indirectly in any public resale or distribution thereof and will not sell this Option, the Option Shares or any portion(s) thereof in violation of the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws. Unless the Option Shares which may be acquired upon the exercise of this Option have been registered under the Securities Act and applicable state securities laws, certificates representing Option Shares acquired upon exercise of this Option, or any portion thereof, shall bear a legend reading substantially as follows:

     The securities representing by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state. These securities have been issued or sold in reliance on the exemptions from registration contained in Section 4(2) of the Securities Act and Section 10-5-9(13) of the Georgia Securities Act of 1973 and may not be sold or transferred except pursuant to effective registrations under such Acts or in a transaction which is exempt under such Acts.

     8.  ANTI-DILUTION PROVISIONS.
         -------------------------

     (a) CHANGES IN CAPITALIZATION.  If the Company shall (i) pay a dividend in
         --------------------------
shares of its Class A Common Stock, (ii) subdivide the outstanding shares of Class A Common Stock into a larger number of shares, or (iii) combine its outstanding shares of Class A Common Stock into a smaller number of shares, the number of shares thereafter subject to the Option shall be increased or decreased, as the case may be, by multiplying the previously existing number of shares subject to this Option by a fraction, the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to the happening of any of the events described above and the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately thereafter. Similarly, the Exercise Price per share shall be adjusted in such event by multiplying the previously existing Exercise Price per share by the inverse of the fraction used in adjusting the number of shares subject to this Option.

     (b) CONSOLIDATION OR MERGER.  In the case of any consolidation of the
         ------------------------
Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), the corporation formed by such consolidation or the corporation into which the Company shall have been merged, as the case may be, shall execute and deliver to the Holder a certificate stating that the Holder shall have the right thereafter (until the expiration of this Option) to exercise this Option in exchange for the kind and amount of shares of Class A Common Stock into which this Option might have been converted immediately prior to such consolidation or merger, subject to adjustment as provided hereinabove. The above provisions of this paragraph shall similarly apply to successive consolidations or mergers.

     (c) EXCHANGES AND DISTRIBUTIONS WITH RESPECT TO CLASS A COMMON STOCK.  If
         -----------------------------------------------------------------
the Company shall exchange for its Class A Common Stock or distribute with respect to its Class A Common Stock other securities or rights issued by it, the Company shall give notice thereof to the Holder and the Holder shall have the right thereafter (until the expiration of this Option) to exercise this Option for the kind and amount of shares of stock and other property or securities retained or received by a holder of the number of shares of Class A Common Stock of the Company into which this Option might have been converted immediately prior to such exchange or distribution, subject to adjustment as provided hereinabove.

     (d) OFFICER'S CERTIFICATE.  Whenever the Exercise Price shall be adjusted
         ----------------------
as required by the provisions of this Section 8, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder, and the Company, forthwith after each such adjustment, shall deliver a copy of such certificate to the Holder.

     (e) NOTICE TO HOLDER.  The Company shall give written notice to the Holder
         -----------------
of the announcement, declaration or occurrence of any event involving a change in capitalization, an agreement regarding a consolidation, merger or sale or transfer of all or substantially all of the assets of the Company, or agreement in connection with an exchange and/or distribution with respect to the Class A Common Stock of the Company, as soon as reasonably practicable following entering into such agreement or agreement in principle or the announcement, declaration or occurrence of any such event, provided however, that the Company shall not be required to give notice of an agreement regarding a consolidation, merger with or into or sale or transfer of all or substantially all of the Company's assets to a wholly owned subsidiary of the Company. Such notice shall provide reasonable detail of the event, occurrence or agreement in order to allow the Holder sufficient time to determine whether or not the Option should be exercised prior to the consummation of such an event.

     9.  PIGGYBACK REGISTRATION.
         -----------------------

     (a) If, any time or from time to time after the date hereof and prior to May 31, 2002, the Company proposes to register (except pursuant to a registration statement on Form S-4 or S-8) any of its securities under the Securities Act of 1933, as amended (the "Act") (whether in connection with the offering of securities for sale by the Company or its stockholders or both), other than in the Company's first offering of Common Stock of the Company that is registered under the Act, which offering is underwritten on a firm commitment basis and produces gross proceeds to the Company in excess of $30,000,000 (the "Initial Public Offering"), where only securities of the Company are proposed to be included therein, and the registration form to be used may be used for the registration of (i) any Class A Common Stock, or (ii) any capital stock of the Company issued or issuable with respect to the Class A Common Stock described in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization ("Registrable Securities" and a "Piggyback Registration," respectively), the Company shall give prompt written notice to Holder of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the receipt of the Company's notice.

     (b) The Registration Expenses (as defined below) of Holder shall be paid by the Company in all Piggyback Registrations.

     (c) If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include securities in such registration in the following order of priority (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Breckenridge Holders and (iii) third, other securities requested to be included in such registration.

     (d) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include securities in such registration in the following order of priority (i) first, the securities requested to be included therein by the other holders requesting such registration, (ii) second, any securities the Company proposes to sell, (iii) third, the Registrable Securities requested to be included in such registration, by the Breckenridge Holders, and
(iv) fourth, other securities requested to be included in such registration.

     (e) If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this Section 9.1, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

     (f) If Holder is selling Registrable Securities in an underwritten offering, Holder shall not be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding Holder and Holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 9.6.

     9.2  LOCKUP AGREEMENTS.  If requested to do so by the underwriters managing
          ------------------
the registered public offering, the Company (a) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the one hundred eighty (180) day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), and (b) Holder shall agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted).

     9.3  DESIGNATION OF UNDERWRITER.  In the case of any registration pursuant
          ---------------------------
to the provisions of Section 9.1 hereof which is proposed to be effected pursuant to a firm commitment underwriting, the Company shall select the managing underwriter, and Holder shall sell such shares only pursuant to such underwriting.

     9.4.  REGISTRATION PROCEDURES.  Whenever Holder has requested that any
           -----------------------
Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by Holder copies of all such documents proposed to be filed, and such counsel shall have the opportunity to review and comment on such);

     (b) notify Holder of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Holder;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify Holder, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-I of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, use its best efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder;

     (j) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

     (k) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

     (l) use its best efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least ten percent (10%) of the securities covered by such registration statement); and

     (m) if any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in such holder's sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

     9.5  REGISTRATION EXPENSES.
          ----------------------

     (a) All expenses incident to the Company's performance of or compliance with this Section 9, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Section 9, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

     (b) In connection with each Piggyback Registration, the Company shall reimburse the Breckenridge Holders, collectively, for the reasonable fees and disbursements of one counsel, not to exceed an aggregate of $25,000.

     (c) To the extent Registration Expenses are not required to be paid by the Company, Holder shall pay those Registration Expenses allocable to the registration of Holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     (d) Underwriting discounts and commissions and transfer taxes relating to the Registrable Securities included in any registration hereunder, and all fees and expenses of counsel for Holder (other than fees and expenses of one counsel chosen by Holder as provided in Section 9.5(b) above) shall be borne and paid by Holder.

     9.6  INDEMNIFICATION.
          ----------------

     (a) The Company agrees to indemnify, to the extent permitted by law, Holder, its officers and directors and each person who controls such Holder (within the meaning of the Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Holder expressly for use therein or by Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of Holder.

     (b) In connection with any registration statement in which Holder is participating, Holder shall furnish to the Company in writing such information and affidavits relating to Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Holder; provided that the obligation to indemnify shall be shall be limited to the net amount of proceeds received by Holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Section 9.6 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     9.7  CONTRIBUTION.  If the indemnification provided for in this Section 9
          -------------
is unavailable to or insufficient to hold harmless an indemnified party under
Section 9.6 hereof (other than by reason of exceptions or other limitations provided in such Section) in respect of any losses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and Holder on the other hand from its sale of Registrable Securities or if such allocation is not permitted by applicable law, the relative fault of the

Company on the one hand and of Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 9.6, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The Company and Holder agree that it would not be just and equitable if contribution pursuant to this Section 9.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9.8.  OTHER INDEMNIFICATION.  Indemnification similar to that specified
           ----------------------
herein (with appropriate modifications) shall be given by the Company and Holder with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority other than the Act.

     9.9  PUBLIC REPORTS.  If the Company shall have filed a registration
          ---------------
statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Act, the Company thereafter shall use its best efforts to file the reports required to be filed by it under the Exchange Act on a timely basis. Further, the Company shall use its best efforts to make such filings and disclosures as are necessary for Holder to dispose of its Common Stock pursuant to Rule 144 under the Securities Act.

     10.  ACCESS TO INFORMATION.  During the Option Period, the Company shall
          ----------------------
provide or make available to the Holder, all reports, financial statements and information available or furnished to shareholders of the Company. The Company also shall furnish to the Holder any and all reports, information, documents and materials filed by the Company with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers. The Company agrees that it shall provide to Holders quarterly unaudited financial statements within 60 days after the end of each fiscal quarter and annual certified financial statements within 120 days after the end of the fiscal year. Such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied. During the option period, the Company shall give notice to the Holder of any and all meetings of the shareholders of the Company, at the same time such notice is provided to shareholders and shall permit the Holder and its representatives to attend any such meetings; the Company shall further advise the Holder of all material actions taken by the Board of Directors of the Company at all regular or special meetings thereof and also shall inform the Holder of any and all actions taken either by directors or shareholders by written consent. The Holder agrees to keep all nonpublic information provided to it pursuant to this Section 10 confidential to it and its representatives.

     11.  NOTICES.  All notices or other communications hereunder shall be in
          --------
writing and shall be effective (i) when personally delivered by courier or otherwise to the party to be given such notice or other communication or (ii) on the third day following the date deposited in the United States mail if such notice of other communication is sent by certified or registered mail with return receipt requested and postage thereof fully prepaid. The addresses for such notices shall be as follows:

          If to the Company:

          Satellink Communications Inc.
          1325 Northmeadow Parkway
          Suite 120
          Roswell, Georgia 30076
          Attn:  Jerry W. Mayfield

          With a copy to:

          Alston & Bird
          1201 W. Peachtree Street
          Atlanta, Georgia 30309-3424
          Attn:  Sidney J. Nurkin


          If to Holder:

          Donald W. Rochow
          The Breckenridge Group, Inc.
          Resurgens Plaza - Suite 2100
          945 East Paces Ferry Road
          Atlanta, Georgia 30326

Any party hereto may, by notice to the other parties hereunto, change its address for receipt of notices hereunder.

     12.  GOVERNING LAW.  This Option shall be governed by, and construed in
          --------------
accordance with, the internal laws of the State of Georgia applicable to agreements made and to be performed entirely within such state and without regard to laws relating to conflict of law.

     13.  STOCKHOLDERS AGREEMENT.  Upon exercise of this Option, Holder shall
          -----------------------
enter into that certain Stockholders Agreement, dated August 1, 1988 by and between the Company and the stockholders listed on Exhibit A thereto.

     14.  APPOINTMENT OF REPRESENTATIVE.  By the execution and delivery of this
          ------------------------------
agreement, including counterparts hereof, Holder hereby irrevocably constitutes and appoints Alan A. McClure as the true and lawful agent and attorney-in-fact (the "Representative") of Holder with full powers of substitution to act in the name, place and stead of Holder with respect to the matters contained in this agreement, as the same may be from time to time amended, and to do or refrain from doing all such further acts and things, and to execute all such documents, as the Representative shall deem necessary or appropriate in connection with any of the transactions contemplated under this Agreement, including the power:

     (a) to execute and deliver all ancillary agreements, certificates, and documents which the Representative deems necessary or appropriate in connection with the consummation of the transactions contemplated by the terms and provisions of this Agreement;

     (b) to act for Holder with respect to all matters referred to in this agreement, including the right to settle, compromise, litigate or arbitrate any claim on behalf of Holder arising under this agreement or out of the transactions provided for herein;

     (c) to terminate, amend, or waive any provision of this agreement; provided that any such action, shall be taken in the same manner with respect to all Breckenridge Holders, unless otherwise agreed by each Breckenridge Holder who is subject to any disparate treatment of a potentially adverse nature;

     (d) to employ and obtain the advice of legal counsel, accountants and other professional advisors as the Representative, in his sole discretion, deems necessary or advisable in the performance of its duties as Representative and to rely on their advice and counsel;

     (e) to incur expenses, including fees of attorneys and accountants, in connection with the consummation of the transactions contemplated by this agreement, and any other fees and expenses allocable or in any way relating to such transactions;

     (f) to do or refrain from doing any further act or deed on behalf of Holder which the Representative deems necessary or appropriate in his sole discretion relating to the subject matter of this agreement as fully and completely as Holder could do if personally present and acting.

     The appointment of the Representative shall be deemed coupled with an interest and shall be irrevocable, and the Company and any other person may conclusively and absolutely rely, without inquiry, upon any action of the Representative as the act of Holder in all matters referred to in this Agreement, Holder hereby ratifies and confirms all that the Representative shall do or cause to be done by virtue of his appointment as Representative of Holder. The Representative shall act for Holder on all of the matters set forth in this agreement in the manner the Representative believes to be in the best interest of Holder and consistent with his obligations under this agreement, but the Representative shall not be responsible to Holder for any loss or damage Holder may suffer by reason of the performance by the Representative of his duties under this agreement, other than loss or damage arising from willful violation of law or gross negligence in the performance of his duties under this agreement.

     Holder hereby expressly acknowledges and agrees that the Representative is authorized to act on behalf of Holder notwithstanding any dispute or disagreement among the Breckenridge Holders, and that the Company shall be entitled to rely on any and all action taken by the Representative under this agreement without liability to, or obligation to inquire of, any of the Breckenridge Holders. The Company is hereby expressly authorized to rely on the genuineness of the signature of the Representative. Upon receipt of any writing which reasonably appears to have been signed by the Representative, the Company may act upon the same without any further duty of inquiry as to the genuineness of the writing. If the Representative resigns or ceases to function in his capacity as such for any reason whatsoever, then a majority in number of the Breckenridge Holders shall appoint a successor; provided, however, that if for any reason no successor has been appointed within thirty (30) days, then Holder shall have the right to petition a court of competent jurisdiction for appointment of a successor. Holder agrees to indemnify and hold the Representative harmless from and against any and all liability, loss, cost, damage or expense (including without limitation attorneys' fees) reasonably incurred or suffered as a result of the performance of its duties under this Agreement, except for willful violation of law or gross negligence.


     IN WITNESS WHEREOF, the Company has caused this Option to be signed by its President and attested by its Secretary and its corporate seal to be affixed hereto on this 31 day of May, 1997.

                                            SATELLINK COMMUNICATIONS INC.


                                            By: /s/ Jerry W. Mayfield
                                                --------------------------------
                                                Name:  Jerry W. Mayfield
                                                Title: President and Chief
                                                       Executive Officer

                                            Attest: /s/ Daniel D. Lensgraf
                                                   ----------------------------
(SEAL)                                              Name:  Daniel D. Lensgraf
                                                    Title: Secretary
ACCEPTED on the 31 day of May, 1997



/s/ Donald W. Rochow
-----------------------------------
   Donald W. Rochow

Attest:
       ----------------------------

                                 PURCHASE FORM
                                                             Dated:      , 19__.

     The undersigned hereby irrevocably elects to exercise the attached Option to the extent of purchasing ________ of the 400 shares (__________ of the __________ shares as adjusted) of Class A Common Stock and hereby makes payment of $________ in payment of the actual exercise price thereof.


                             ====================

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
     --------------------------------------------------------------------------
     (please type or print in block letters)


Taxpayer I.D. Number:
                     ----------------------------------------------------------


                   ------------------------------------------------------------


Signature:
          ---------------------------------------------------------------------


                             ====================

                           Schedule to Exhibit 10.8

     The Company has granted Options to Purchase its Class A Common Stock substantially identical in all material respects to Exhibit 10.7 except as to the optionees thereto and the number of shares subject to options thereunder to the following principals of The Breckenridge Group:

   Optionee:                                  Number of Shares*
   --------                                   ----------------

Larry C. Williams                                 26,000
E. Bruce Woodward                                 26,000
Wilkie S. Colyer                                  26,000
Alan A. McClure                                   13,000
D. Bailey Izard                                    8,450
William G. Banston, Jr.                            4,550

* All share amounts reflect a 64 for-one share dividend declared and paid by the Company subsequent to the date of the grant of the options.